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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: APRIL 30, 2002
                        (Date of earliest event reported)





                            BAKER HUGHES INCORPORATED
             (Exact name of registrant as specified in its charter)



                DELAWARE                                74-0207995
      (State or other jurisdiction           (IRS Employer Identification No.)
    of incorporation or organization)



       3900 ESSEX LANE, SUITE 1200
             HOUSTON, TEXAS                             77027-5177
(Address of Principal Executive Offices)                (Zip Code)



                                 (713) 439-8600
          (Telephone number, including area code, of agent for service)


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ITEM 5.    OTHER EVENTS.

           This Form 8-K, Current Report, is filed by Baker Hughes Incorporated (the "Company") for purposes of updating the description of its capital stock for the registration of such capital stock, including but not limited to registrations of common stock for issuance pursuant to the Company's employee benefit plans.

                         DESCRIPTION OF CAPITAL STOCK OF
                            BAKER HUGHES INCORPORATED

         The authorized capital stock of Baker Hughes Incorporated (the "Company" or "Baker Hughes") consists of:

- 750,000,000 shares of common stock, par value $1.00 per share

- 15,000,000 shares of preferred stock, par value $1.00 per share, issuable in series

COMMON STOCK.

         Common stockholders are entitled to one vote for each share held on all matters submitted to them. The common stock does not have cumulative voting rights. Cumulative voting rights means that the holders of a majority of the shares of common stock voting for the election of directors can elect all the directors if they choose to do so.

         Each share of common stock is entitled to participate equally in dividends as and when declared by the Company's board of directors. The payment of dividends on Baker Hughes common stock may be limited by obligations the Company may have to holders of any preferred stock.

         If the Company liquidates or dissolves its business, the holders of common stock will share ratably in the distribution of assets available for distribution to stockholders after creditors are paid and preferred stockholders receive their distributions. The shares of common stock have no preemptive rights and are not convertible, redeemable or assessable or entitled to the benefits of any sinking fund.

         All issued and outstanding shares of common stock are fully paid and nonassessable. Any shares of common stock the Company issues will be fully paid and nonassessable.

         The common stock is listed on the New York Stock Exchange, the Pacific Exchange and the Swiss Exchange and trades under the symbol "BHI."

PREFERRED STOCK.

         The Company's board of directors can, without action by stockholders, issue one or more series of preferred stock. The board can determine for each series the number of shares, designation, relative voting rights, dividend rates, liquidation and other rights, preferences and limitations. In some cases, the issuance of preferred stock could delay or discourage a change in control of the Company.

         The Company has summarized material provisions of the preferred stock in this section. This summary is not complete. Baker Hughes will file a certificate of designation with the Secretary of State of the State of Delaware before it issues any series of preferred stock.

         Any series of preferred stock the Company offers will include specific terms relating to the particular series of preferred stock. These terms will include some or all of the following:

         - the title of the preferred stock

         - the maximum number of shares of the series


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         - the dividend rate or the method of calculating the dividend, the date from which dividends will accrue and whether dividends will be cumulative

         - any liquidation preference

         - any optional redemption provisions

         - any sinking fund or other provisions that would obligate the Company to redeem or purchase the preferred stock

         - any terms for the conversion or exchange of the preferred stock for other securities of Baker Hughes or any other entity

         - any voting rights

         - any other preferences and relative, participating, optional or other special rights or any qualifications, limitations or restrictions on the rights of the shares

         Any shares of preferred stock the Company issues will be fully paid and nonassessable.

ANTI-TAKEOVER PROVISIONS

         The provisions of Delaware law and the Company's Restated Certificate of Incorporation and Bylaws summarized below may have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a stockholder might consider in his or her best interest, including those attempts that might result in a premium over the market price for the common stock.

         Staggered Board of Directors.

         Baker Hughes' board of directors is divided into three classes that are elected for staggered three-year terms. The classification of the board of directors has the effect of requiring at least two annual stockholder meetings, instead of one, to effect a change in control of the board of directors. Holders of a majority of the shares of common stock entitled to vote in the election of directors may remove a director for cause, but stockholders may not remove any director without cause.

         Fair Price Provision.

         Baker Hughes' Restated Certificate of Incorporation contains a fair price provision. Mergers, consolidations and other business combinations involving Baker Hughes and a "related person" require the approval of holders of at least 75% of the company's outstanding voting stock, including at least 66 2/3% of the Company's outstanding voting stock not owned by the related person. Related persons include the holder of 10% or more of the Company's outstanding voting stock and any affiliate of that holder.

         The 66 2/3% voting requirement does not apply, however, if the holders of at least 90% of the outstanding voting stock approve the business combination. In addition, the 75% voting requirement does not apply if either:

         - the related person's acquisition of voting stock or the business combination is approved in advance of that person's becoming a 10% stockholder by not less than 75% of the Company's directors then holding office or

         - the following conditions are met:

         - the transaction is a merger or consolidation proposed to occur within one year and the price to be paid to common stockholders is at least as high as the highest price per share paid by the related person in acquiring any of its shares

         - the consideration to be paid is cash or the same form of consideration paid by the related person to acquire a majority of its shares


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         - between the date of the acquisition by the related person of 10% of
Baker Hughes outstanding voting stock and the transaction, (a) the Company has not failed to declare and pay preferred stock dividends nor reduced common stock dividends, except as approved by a majority of unaffiliated directors, (b) the related person has not acquired more voting stock and (c) the Company has provided no benefit to the related person through loans or other financial assistance or through tax credits or other tax advantages and

         - a proxy statement has been mailed to stockholders at least 30 days prior to the closing of the transaction for the purpose of soliciting stockholder approval

         Stockholder Proposals and Director Nominations.

         The Company's stockholders can submit stockholder proposals and nominate candidates for the Baker Hughes board of directors if the stockholders follow advance notice procedures described in the Company's Bylaws.

         To nominate directors, stockholders must submit a written notice between 120 and 150 days before the first anniversary of the date of the Company's proxy statement for the previous year's annual stockholders' meeting. The notice must include the name and address of the stockholder, the class and number of shares owned by the stockholder, information about the nominee required by the SEC and the written consent of the nominee to serve as a director. Baker Hughes' board of directors may require the nominee to furnish the same information as is required in the stockholders' notice that pertains to the nominee.

         Stockholder proposals must be submitted not less than 120 days before the first anniversary of the date of the Company's proxy statement for the previous year's annual stockholders' meeting. The notice must include a description of the proposal, the reasons for bringing the proposal before the meeting, the name and address of the stockholder, the class and number of shares owned by the stockholder and any material interest of the stockholder in the proposal.

         In each case, if the Company did not hold an annual meeting in the previous year or if the Company has changed the date of the annual meeting by more than 30 days from the date contemplated in the previous year's proxy statement, stockholders must submit the notice not later than 10 days after the day the Company mails notice of or otherwise make public the new date of the annual meeting.

         Director nominations and stockholder proposals that are late or that do not include all required information may be rejected. This could prevent stockholders from bringing certain matters before an annual meeting, including making nominations for directors.

         Delaware Anti-takeover Statute.

         The Company is a Delaware corporation and is subject to Section 203 of the Delaware General Corporation Law. In general, Section 203 prevents Baker Hughes from engaging in a business combination with an "interested stockholder" (generally, a person owning 15% or more of Baker Hughes outstanding voting stock) for three years following the time that person becomes a 15% stockholder unless one of the following is satisfied:

         - before that person became a 15% stockholder, the Company's board of directors approved the transaction in which the stockholder became a 15% stockholder or approved the business combination

         - upon completion of the transaction that resulted in the stockholder's becoming a 15% stockholder, the stockholder owns at least 85% of Baker Hughes voting stock outstanding at the time the transaction began (excluding stock held by directors who are also officers and by employee stock plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer) or

         - after the transaction in which that person became a 15% stockholder, the business combination is approved by the Company's board of directors and authorized at a stockholders' meeting by at least two-thirds of the outstanding voting stock not owned by the 15% stockholder.


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         Under Section 203, these restrictions also do not apply to certain business combinations proposed by a 15% stockholder following the disclosure of an extraordinary transaction with a person who was not a 15% stockholder during the previous three years or who became a 15% stockholder with the approval of a majority of the Company's directors. This exception applies only if the extraordinary transaction is approved or not opposed by a majority of the Company's directors who were directors before any person became a 15% stockholder in the previous three years, or the successors of these directors.

         Other Provisions.

         The Company's Restated Certificate of Incorporation also provides that:

         - stockholders may act only at an annual or special meeting and not by written consent - special meetings of stockholders can be called only by the Company's board of directors,

         - a 75% vote of the outstanding voting stock is required for the stockholders to amend the Bylaws and

         - a 75% vote of the outstanding voting stock is required to amend the Restated Certificate of Incorporation with respect to certain matters, including those described in the above first two items of this "Other Provisions" section and the 75% voting requirement required for business combinations described under "-- Fair Price Provision" above.

TRANSFER AGENT AND REGISTRAR.

         Mellon Investor Services LLC is the Company's transfer agent and registrar.


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BAKER HUGHES INCORPORATED



Date:      April 30, 2002                    By:  /s/ SANDRA E. ALFORD
                                                ---------------------------
                                                      Sandra E. Alford
                                                     Corporate Secretary
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